UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2024 (February 27, 2024)
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (972) 443-4000

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CE	The New York Stock Exchange
1.250% Senior Notes due 2025	CE /25	The New York Stock Exchange
4.777% Senior Notes due 2026	CE /26A	The New York Stock Exchange
2.125% Senior Notes due 2027	CE /27	The New York Stock Exchange
0.625% Senior Notes due 2028	CE /28	The New York Stock Exchange
5.337% Senior Notes due 2029	CE /29A	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d) On February February 27, 2024, the Board of Directors (the "Board") of Celanese Corporation (the "Company") increased the size of the Board from eleven to twelve members and elected Timothy Go as a director of the Company.
Mr. Go has been elected to serve on the Board until the Company's 2024 Annual Meeting of Shareholders, at which time he will be a nominee for election by the Company's shareholders. Mr. Go will initially serve as a member of the Environmental, Health, Safety, Quality and Public Policy Committee.
The Board has determined that Mr. Go (a) is an independent director within the meaning of the Securities Exchange Act of 1934, as amended, rules and regulations promulgated by the U.S. Securities and Exchange Commission (the "SEC") thereunder, and the listing standards of the New York Stock Exchange (the "NYSE") and (b) is not related to any officer or director of the Company nor is he a party to any transactions or relationships with the Company and its subsidiaries that require disclosure under Item 404(a) of Regulation S-K.
Mr. Go will be compensated in accordance with the Company's compensation practices for non-management directors. The components of this program were disclosed by the Company in its proxy statement filed with the SEC on March 9, 2023, and since such filing, the Company has increased the amounts of the annual cash retainer and annual time-vested restricted stock units components from $115,000 to $125,000 and $160,000 to $175,000, respectively. Mr. Go will also be reimbursed for expenses incurred on behalf of the Company, in accordance with Company policy.
There are no arrangements or understandings between Mr. Go and any other person pursuant to which he was elected as director.
On February 28, 2024, the Company issued a press release announcing the election of Mr. Go, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are being furnished herewith:

Exhibit Number
Description

99.1	Press Release dated February 28, 2024

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ MICHAEL R. SULLIVAN
Name:	Michael R. Sullivan
Title:	Vice President, Deputy General Counsel and Corporate Secretary

Date:	February 28, 2024
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